August 1997



Dear Valued Customer:

Enclosed are semi-annual reports for the portfolios available in your First Providian Life and Health variable annuity contract.

Please take some time to review these reports, and if you have any questions, call one of our customer service representatives at 1-800-866-6007, 9 a.m. to 5 p.m. Eastern time, Monday through Friday.

First Providian Life and Health is proud to have you as our customer.

Sincerely,

/s/ William L. Bussler

William Bussler
President, Financial Markets Division



First Providian Life and Health Insurance Company provides the variable annuity. Securities are offered through Providian Securities Corporation, 400 West Market Street, Louisville, KY 40202. Both are subsidiaries of Providian Corporation.

A Special Notice To All
Acacia Capital Corporation
Calvert Responsibly Invested Contract Holders

We're pleased to announce that on April 21, 1997, Barbara Krumsiek joined Calvert Group as president and chief executive officer. Ms. Krumsiek comes to Calvert Group from Alliance Capital Management, where she served as senior vice president and managing director of their mutual funds division. She has 20 years experience in mutual fund management and marketing.

Ms. Krumsiek replaces former Calvert Group president, Clifton S.
Sorrell, who stepped down earlier this year after nearly 10 years in the top post.

We look forward to Ms. Krumsiek leading the company into the next century and bringing Calvert Group mutual funds to a growing number of new investors. We welcome her to the Calvert Group family.

Calvert Responsibly Invested
Money Market Portfolio

Managed by Calvert Asset Management Company, Inc.

Dear Investor:
    The yield on the Money Market Portfolio moved higher during the six-month period ended June 30, 1997.

Review of the Economy and Markets
    The economy expanded at a robust pace for the first quarter then appeared to moderate in the second quarter. In an attempt to defuse inflationary pressures, the Federal Reserve adopted a slightly more restrictive monetary policy. The Fed nudged its target for key short-term rates higher in March, but left rates unchanged during the second quarter.
    In general, money market and bond yields moved higher during the first part of the year then backed down toward the close of this reporting period as investors revised their forecast for the next Fed move-first thinking the Fed would take steps to raise rates then expecting no change. Most measures of the stock market's performance advanced, with the Standard & Poor's 500 Stock Index returning 20.6% for the six months.

Portfolio Strategy
    Expecting generally rising rates, we kept the Portfolio's maturity near the short end of its target range so that we would have the opportunity to reinvest the proceeds of maturing securities in higher yielding issues. This strategy worked to our advantage through March and again late in the second quarter.

Outlook
    Investors, market pundits and the Federal Reserve are struggling to evaluate a mixed bag of economic indicators. The Consumer Price Index (up 2.2% year-over-year) does not point to surging inflation, but a number of other factors, including an increase in housing starts and rising wages, can be used to make a case for a strengthening economy. In addition, Congress' plan to reduce the deficit while also pushing through a package of tax-cuts is also being evaluated.
    In light of the economy's perceived strength and the possibility of a more stimulative fiscal policy, we expect the Federal Reserve will take further steps to raise rates during 1997. The resulting rise in rates would be good news for money market investors, but likely would not be as well received by the stock and bond markets.
    Thank you for choosing the Calvert Responsibly Invested
Money Market Portfolio.

Sincerely,



Barbara Krumsiek
President

July 21, 1997

                            MONEY MARKET PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

U.S. Government Agencies and
Instrumentalities - 22.3%
                                                                  Principal       Value
                                                                    Amount
Federal Home Loan Mortgage Corp., 5.44%, 7/11/97
                                                                  $150,000      $  149,774
Federal Home Loan Mortgage Corp., 5.43%, 8/1/97                    300,000         298,597
Federal Home Loan Mortgage Corp., 5.47%, 8/4/97                    200,000         198,967
Federal National Mortgage Assn., 5.44%, 7/14/97                    150,000         149,705
Federal National Mortgage Assn., 5.44%, 8/5/97                     120,000         119,365
Federal National Mortgage Assn., 5.42%, 8/18/97                    250,000         248,194
Federal National Mortgage Assn., 5.37%, 9/26/97                    300,000         296,063

   Total U.S. Government Agencies and Instrumentalities
   (Cost $1,460,665)                                                             1,460,665

Corporate Obligations - 64.5%

Alabama State Industrial Development Authority VRDN,
 5.80%, 12/1/19, LOC: First Bank *                                240,000          240,000
Arbor Properties, Inc. VRDN,
 5.70%, 11/1/21, LOC: Amsouth Bank *                              250,000          250,000
Aspen Institute, Inc. VRDN, 5.88%, 12/1/04,
 LOC: First National Bank of Maryland *                           140,000          140,000
Chapel Oaks, Inc. VRDN, 5.75%, 10/1/26,
 LOC: Allied Irish Bank *                                         250,000          250,000
Colorado Health Facilities Authority Revenue VRDN,
 5.75%, 2/1/25, LOC: Kredietbank *                                200,000          200,000
Fed One Dayton VRDN, 6.65%, 8/1/09, LOC: Bank One Ohio *          140,000          140,000
Health Midwest Ventures Group VRDN, 5.75%, 8/1/19,
 LOC: Bank of America *                                           250,000          250,000
Healthtrack Sports and Wellness VRDN, 5.75%, 2/15/27,
 LOC: American National Bank & Trust *                            250,000          250,000
IPC Industries, Inc. VRDN, 5.80%, 10/1/11,
 LOC: National Bank of Canada *                                   150,000          150,000
La Miranda, California Industrial Development Authority VRDN,
 5.75%, 12/1/26, LOC: First National Bank of Chicago *            250,000          250,000
Lexington Financial Services, LLC. VRDN, 5.75%, 3/1/27,
 LOC: LaSalle Bank *                                              200,000          200,000
Mahoning County, Ohio VRDN, 6.12%, 11/1/98,
 LOC: PNC Bank *                                                  135,000          135,000
Montgomery County, Kentucky Industrial Development Revenue
 VRDN, 5.80%, 8/1/06, LOC: Fleet Bank *                           240,000          240,000
Montgomery County, Pennsylvania Industrial Development Revenue
 VRDN, 5.80%, 3/1/10, LOC: Corestates *                           250,000          250,000
Pennsylvania Economic Development Authority VRDN,
 5.75%, 7/1/16, LOC: Mellon Bank *                                200,000          200,000
PRD Finance, LLC. VRDN, 5.69%, 4/1/27,
 LOC: First America Bank *                                        275,000          275,000
St. Joseph County Economic Development VRDN, 5.76%, 6/1/27,
 LOC: FHLB - Indianapolis *                                       150,000          150,000
TLC Holdings, LLC. VRDN, 5.80%, 6/1/26,
 LOC: Columbus Bank & Trust *                                     250,000          250,000
W.L. Petrey Wholesale, Inc. Industrial Development Bond
 VRDN, 5.80%, 3/1/11, LOC: Southtrust Bank *                      145,000          145,000
Westminster Asset Corp. VRDN, 5.77%, 4/1/22,
 LOC: Wells Fargo Bank *                                          250,000          250,000

    Total Corporate Obligations (Cost $4,215,000)                                4,215,000

Municipal Obligations - 11.2%

Gardena, California Certificates of Participation VRDN, 5.95%,
7/1/25,
 Letter of Credit: Sumitomo Trust & Banking, Confirming LOC:
  Dai-Ichi Kango Bank *                                           230,000          230,000
City of Mt. Vernon Industrial Solid Waste Disposal VRDN, 5.95%,
  11/1/11, LOC: Citizens National Bank, Confirming
  LOC: Suntrust Bank *                                            100,000          100,000
Village of Schaumberg, Illinois VRDN, 5.75%,
  12/1/20, BPA: Credit Suisse *                                   250,000          250,000
Virginia State Housing Development Authority
  VRDN, 5.60%, 1/1/34 *                                           150,000          150,000

    Total Municipal Obligations (Cost $730,000)                                    730,000

        TOTAL INVESTMENTS (Cost $6,405,665) -98.0%           6,405,665
        Other assets and liabilities, net - 2.0%               130,847
        Net Assets - 100%                                   $6,536,512

*Optional tender features give these securities a shorter maturity date.
Explanation of Guarantees:

  BPA:    Bond Purchase Agreement
  LOC:    Letter of Credit
  Abbreviations:
  VDRN:    Variable Rate Demand Notes

                            MONEY MARKET PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investments in securities, at value                                  $6,405,665
Cash                                                                     44,370
Receivable for securities sold                                          100,000
Interest receivable                                                      23,227
Other assets                                                                829
    Total assets                                                      6,574,091

Liabilities
Payable for shares redeemed                                              32,281
Payable to Calvert Asset Management Company, Inc.                         2,682
Payable to Calvert Shareholder Services, Inc.                               157
Accrued expenses and other liabilities                                    2,459
    Total liabilities                                                    37,579
        Net assets                                                   $6,536,512

Net Assets Consist of:
Par value and paid-in capital applicable to 6,540,266
 shares of common stock outstanding; $1 par value,
 10,000,000 shares authorized                                        $6,535,690
Undistributed net investment income                                         487
Accumulated net realized gains (losses) on investments                      335
        Net Assets                                                   $6,536,512

        Net Asset Value per Share                                         $1.00

See notes to financial statements.

                            MONEY MARKET PORTFOLIO
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
    Interest income                                               $169,418
        Total investment income                                    169,418

Expenses
    Investment advisory fee                                         15,020
    Transfer agency fees and expenses                                  529
    Directors' fees and expenses                                       250
    Custodian fees                                                   3,425
    Reports to shareholders                                          1,404
    Professional fees                                                  471
    Miscellaneous                                                      187
        Total expenses                                              21,286
        Fees paid indirectly                                        (3,425)
             Net expenses                                           17,861
                 Net Investment Income                             151,557

Realized Gain (Loss) on Investments
Net realized gain (loss)                                               -

        Increase (Decrease) in Net Assets
        Resulting From Operations                                 $151,557

See notes to financial statements.

                            MONEY MARKET PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                         Six Months    Year Ended
                                                            Ended     December 31,
                                                          June 30,        1996
                                                            1997
Increase (Decrease) in Net Assets
Operations
         Net investment income                           $  151,557    $   234,641
         Net realized gain (loss)                              -               205

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                 151,557        234,846

Distributions to shareholders from
         Net investment income                             (151,077)      (235,033)

Capital share transactions
         Shares sold                                      9,517,537     13,882,018
         Reinvestment of distributions                      150,119        235,032
         Shares redeemed                                 (7,509,853)   (14,867,168)
             Total capital share transactions             2,157,803       (750,118)

Total Increase (Decrease)
in Net Assets                                             2,158,283       (750,305)

Net Assets
Beginning of period                                       4,378,229      5,128,534
End of period (including undistributed net investment
         income of $487 and $7, respectively)
                                                         $6,536,512    $ 4,378,229

Capital Share Activity
Shares sold                                               9,517,537     13,882,018
Reinvestment of distributions                               150,119        235,032
Shares redeemed                                          (7,509,853)   (14,867,168)
         Total capital share activity                     2,157,803       (750,118)

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Money Market Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: All securities are valued at amortized cost, which approximates market.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .50% of the Portfolio's average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

                            MONEY MARKET PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                                                         PERIODS ENDED

                                           June 30,    December 31,    December 31,
                                             1997          1996            1995

Net asset value, beginning                  $ 1.00        $ 1.00         $ 1.00
Income from investment operations
     Net investment income                    .025          .048           .055
     Net realized gain (loss)                    -             -              -
       Total from investment operations       .025          .048           .055
Distributions from
       Net investment income                 (.025)        (.048)         (.055)
Total increase (decrease) in
net asset value                                  -             -              -
Net asset value, ending                     $ 1.00        $ 1.00         $ 1.00

Total return                                  2.50%         4.95%          5.37%
Ratios to average net assets:
     Net investment income                    5.05%(a)      4.82%          5.23%
     Total expenses +                          .71%(a)       .75%           .66%
     Net expenses                              .59%(a)       .62%           .59%
     Expenses reimbursed                         -             -              -
Net assets, ending (in thousands)           $6,537        $4,378         $5,129
Number of shares outstanding,
     ending (in thousands)                   6,540         4,382          5,133

                                                PERIODS ENDED DECEMBER 31,

                                                  1994     1993    1992**

Net asset value, beginning                       $1.00    $1.00     $1.00
Income from investment operations
     Net investment income                        .039     .031      .009
     Net realized gain (loss)                       -        -         -
        Total from investment operations          .039     .031      .009
Distributions from
         Net investment income                   (.039)   (.031)    (.009)
Total increase (decrease) in net asset value        -        -         -
Net asset value, ending                          $1.00    $1.00     $1.00

Total return                                      3.96%    3.09%     2.11%
Ratios to average net assets:
         Net investment income                    3.91%    3.07%     3.02%(a)
         Total expenses +                           -        -         -
         Net expenses                              .45%      -         -
         Expenses reimbursed                       .36%     .11%      .85%(a)
Net assets, ending (in thousands)               $6,479   $4,032    $1,795
Number of shares outstanding,
         ending (in thousands)                   6,484    4,032     1,795

(a) Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
** From June 30, 1992, inception.

                         Calvert Responsibly Invested
                          Strategic Growth Portfolio

                 Managed by Portfolio Advisory Services, Inc.

Dear Investor:

     After generating a very strong 34.33% return for the previous year, the Strategic Growth Portfolio closed the six-month period ending June 30, 1997 down 15.29%. The bulk of the loss occurred during the first quarter, as the types of stocks the Portfolio concentrates on, smaller companies and growth stocks, fell sharply. Performance was positive for the second quarter.

Review of the Economy

     The economy expanded at a robust pace for the first quarter then appeared to moderate in the second quarter. A number of other indicators, including an increase in housing starts and rising wages, also pointed to a strengthening economy.

     In an attempt to defuse inflationary pressures, the Federal Reserve adopted a slightly more restrictive monetary policy. The Fed nudged its target for key short-term rates higher in March, but left rates unchanged during the second quarter.


                         CALVERT RESPONSIBLY INVESTED
                          STRATEGIC GROWTH PORTFOLIO

                         Comparison of change in value
                     of a hypothetical $10,000 investment.

                             [GRAPH APPEARS HERE]

                       Period between 4/15/95 to 6/30/97

                  CRI Strategic Growth Ending balance $12,487

                     S&P 500 Reinv Ending balance $18,584

                      Russell 2000 Ending balance $15,764


                          Average Annual Total Return
                            (period ending 6/30/97)

                                One Year 11.89%
                          Life of Fund (3/95) 10.15%

             Performance information is for the Portfolio only and
        does not reflect charges and expenses of the variable annuity.
                  Indices performance is shown from 3/31/95.
              Past performance does not indicate future results.

Market Conditions

     The stock market hit a first quarter high in February then plummeted, sending both large- and small-cap stocks into negative territory. Historically, stocks of small companies have led those of large companies in the first quarter of a new year, but this trend did not hold in 1997. In fact, by the end of April, the S&P 500 (dominated by larger companies) had outperformed the Russell 2000 (comprised mainly of smaller companies) by 25% for the trailing 12 months, the largest spread ever recorded. The market bounced back in late April, and smaller company stocks reemerged as market leaders for May and June.

     Another important aspect of the market's behavior was the continued underperformance of growth stocks relative to value stocks. When analyzing the components of the 10.2% return on the Russell 2000, value stocks returned 14.8% and growth stocks returned only 5.2%. The widest disparity occurred during the first quarter.

Portfolio Strategy

     At the beginning of the year, 90% of Portfolio assets were invested in the stock market. Early in March, our risk assessment model, the Five Market Principles, generated an intermediate-term sell-signal and we began reducing our equity exposure and increasing our cash position. The percent of assets invested reached a low of 52% on March 20. Our market indicators improved in late April, and we began redeploying cash to the market. By the end of the second quarter, we were again nearly 90% invested. This "round-trip" helped to offset the effects of a declining market on the Portfolio's share price.

Outlook

     The Portfolio's recent returns have been disappointing, but we remain confident in our investment strategy's potential to generate strong gains over the long-term. The strong returns for growth and small company stocks in the last two months of this reporting period are encouraging signs that these companies are beginning to reassert their leadership positions. Typically, small companies tend to lag or lead large companies in fairly lengthy cycles, so this could indicate the beginning of a protracted and very welcome period of overperformance.

     Thank you for your investment and continued confidence.

Sincerely,




Cedd Moses                          Barbara Krumsiek
Portfolio Manager                   President

July 21, 1997

                          STRATEGIC GROWTH PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

Equity Securities - 89.0%                             Shares     Value

Commercial Services - Advertising - 2.5%
CKS Group, Inc. *                                      2,500   $84,375
                                                                84,375

Commercial Services - Miscellaneous - 2.7%
NCO Group, Inc. *                                      3,100    91,062
                                                                91,062

Computer - Services - 11.4%
Harbinger Corp. *                                      4,200   117,600
Sapient Corp. *                                        3,650   180,675
Technology Solutions Co. *                             2,200    86,900
                                                               385,175

Electronics - Laser Systems and Components - 2.7%
Cymer, Inc. *                                          1,900    92,625
                                                                92,625

Electronics - Semiconductor Equipment - 5.1%
PRI Automation, Inc. *                                 4,500   170,719
                                                               170,719

Electronics - Semiconductor Manufacturing - 10.3%
PMC Sierra, Inc. *                                     7,200   189,000
Sanmina Corp. *                                        2,500   158,750
                                                               347,750

Financial Services - 2.4%
Healthcare Financial Partners, Inc. *                  4,000    81,500
                                                                81,500

Medical - Biomedics and Genetics - 2.5%
Bionx Implants, Inc. *                                 4,900    83,300
                                                                83,300

Medical - Ethical Drugs - 3.0%
Jones Medical Industries, Inc.                         2,100    99,750
                                                                99,750

Medical - Information Technology - 2.6%
HCIA, Inc. *                                           2,600    87,100
                                                                87,100

Medical - Outpatient and Home Care - 2.4%
Curative Health Services, Inc. *                       2,800    80,500
                                                                80,500

Oil and Gas - Machinery and Equipment - 5.4%
Varco International, Inc. *                            5,600  $180,600
                                                               180,600

Pollution Control - Services - 3.2%
Newpark Resources, Inc. *                              3,200   108,000
                                                               108,000

Retail - Apparel and Shoes - 8.0%
Pacific Sunwear of California *                        2,600    83,850
Vans, Inc. *                                          12,300   186,038
                                                               269,888

Retail - Restaurants - 2.7%
Showbiz Pizza Time, Inc. *                             3,500    92,312
                                                                92,312

Software - Applications - 8.2%
Siebel Systems, Inc. *                                 3,100    99,975
Vantive Corp. *                                        6,400   180,800
                                                               280,775

Software - Education and Entertainment - 2.6%
CBT Group Publishing Ltd., ADR *                       1,400    88,375
                                                                88,375

Software - Systems - 3.6%
Iona Technologies, ADR *                               6,200   122,450
                                                               122,450

Telecommunications - Equipment - 0.2%
Sourcecom Corp., Series B, Preferred +                 1,500     6,450
                                                                 6,450

Telecommunications - Services - 2.7%
U.S. Long Distance Corp. *                             5,300    91,425
                                                                91,425
Transportation - Truck - 4.8%

Swift Transportation, Inc. *                           2,600 $   76,700
U.S. Xpress Enterprises, Inc., Class A *               4,300     84,925
                                                                161,625

Total Equity Securities (Cost $2,559,709)                     3,005,756


   TOTAL INVESTMENTS (Cost $2,559,709) - 89.0%                3,005,756
    Other assets and liabilities, net - 11.0%                   370,012
        Net Assets - 100%                                    $3,375,768

+ Restricted securities.
*Non-income producing.

                          STRATEGIC GROWTH PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997


Assets
Investments in securities, at value                                  $3,005,756
Cash                                                                    312,255
Receivable for securities sold                                          149,084
Dividends receivable                                                         52
Other assets                                                                209
    Total assets                                                      3,467,356

Liabilities
Payable for securities purchased                                         86,368
Payable to Calvert Asset Management Company, Inc.                         3,911
Payable to Calvert Shareholder Services, Inc.                                79
Accrued expenses and other liabilities                                    1,230
    Total liabilities                                                    91,588
        Net assets                                                   $3,375,768

Net Assets Consist of:
Par value and paid-in capital applicable to 271,913 shares
 of common stock outstanding; $1 par value, 5,000,000
 shares authorized                                                   $3,256,879
Undistributed net investment income (loss)                              (21,227)
Accumulated net realized gain (loss) on investments                    (305,931)
Net unrealized appreciation (depreciation) on investments               446,047
        Net Assets                                                   $3,375,768

        Net Asset Value per Share                                        $12.41

See notes to financial statements.


                          STRATEGIC GROWTH PORTFOLIO
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
    Interest income                                                 $2,368
    Dividend income                                                     52
        Total investment income                                      2,420

Expenses
    Investment advisory fee                                         21,359
    Transfer agent fees and expenses                                   218
    Directors' fees and expenses                                       123
    Administrative fees                                              2,916
    Custodian fees                                                   4,532
    Reports to shareholders                                          1,552
    Professional fees                                                  234
    Miscellaneous                                                      161
    Reimbursement from Advisor                                      (2,916)
        Total expenses                                              28,179
        Fees paid indirectly                                        (4,532)
             Net expenses                                           23,647
                 Net Investment Income (Loss)                      (21,227)

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss)                                          (299,021)
Change in unrealized appreciation or depreciation                 (147,306)

        Net Realized and Unrealized Gain (Loss)
        on Investments                                            (446,327)

        Increase (Decrease) in Net Assets
        Resulting From Operations                                $(467,554)

See notes to financial statements.


                          STRATEGIC GROWTH PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS



                                                             Six Months        Year Ended
                                                                Ended         December 31,
                                                              June 30,            1996
                                                                1997
Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                              $  (21,227)        $  (30,374)
   Net realized gain (loss)                                    (299,021)            43,628
    Change in unrealized appreciation or depreciation          (147,306)           486,428

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                    (467,554)           499,682

Distributions to shareholders from
         Net investment income                                        -               (533)
         Net realized gain on investments                             -             (9,000)
                  Total distributions                                 -             (9,533)

Capital share transactions
         Shares sold                                          1,165,964          1,765,749
         Reinvestment of distributions                                -              9,532
         Shares redeemed                                       (353,284)          (444,228)
                  Total capital share transactions              812,680          1,331,053


Total Increase (Decrease)
in Net Assets                                                   345,126          1,821,202

Net Assets
Beginning of period                                           3,030,642          1,209,440
End of period (including undistributed net investment
     income (loss) of $(21,227) and $0, respectively)        $3,375,768         $3,030,642

Capital Share Activity
Shares sold                                                      95,175            128,377
Reinvestment of distributions                                         -                651
Shares redeemed                                                 (30,102)           (32,774)
         Total capital share activity                            65,073             96,254

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Strategic Growth Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio, which were first offered on March 1, 1995, are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium.

Securities Sold Short: The Portfolio may sell securities that it does not own in anticipation of a decline in their market price. Gains or losses represent the difference between the sale proceeds and the current market value of the security.

Deposits with Brokers: The Portfolio maintains liquid assets, including equivalent securities, sufficient to cover, on a daily basis, the current values of written options and securities sold short.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis. Dividends declared on securities sold short are reported as an expense.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1.5% of the Portfolio's average daily net assets. Effective April, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Russell 2000 Index.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .20% of the Portfolio's annual average daily net assets. The Advisor voluntarily reimbursed the Portfolio for administrative fees.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $3,926,672 and $3,162,430, respectively.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $446,047, of which $451,625 related to appreciated securities and $5,578 related to depreciated securities.

                          STRATEGIC GROWTH PORTFOLIO
                             FINANCIAL HIGHLIGHTS


                                                              PERIODS ENDING
                                                 June 30,      December 31,        December 31,
                                                   1997           1996                1995**


Net asset value, beginning                      $ 14.65          $10.94             $10.00
Income from investment operations
    Net investment income                          (.08)           (.15)               .25
    Net realized and unrealized gain (loss)       (2.16)           3.90                .93
      Total from investment operations            (2.24)           3.75               1.18

Distributions from
         Net investment income                        -            (.00)              (.24)
         Net realized gains                           -            (.04)                 -
                  Total distributions                 -            (.04)              (.24)
Total increase (decrease) in net asset value      (2.24)           3.71                .94
Net asset value, ending                         $ 12.41          $14.65             $10.94

Total return                                     (15.29%)         34.33%              9.65%
Ratios to average net assets:
         Net investment income                    (1.45%)(a)      (1.60%)              .43%(a)
         Total expenses +                          1.93%(a)        2.27%              2.17%(a)
         Net expenses                              1.62%(a)        1.81%              1.64%(a)
         Expenses reimbursed                        .20%(a)         .20%               .20%(a)
Portfolio turnover                                  134%            120%               223%
Average commission rate paid                    $ .0486          $.0499                  -
Net assets, ending (in thousands)               $ 3,376          $3,031             $1,209
Number of shares outstanding,
         ending (in thousands)                      272             207                111

(a) Annualized
+ This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
** From March 1, 1995, inception.

                         CALVERT RESPONSIBLY INVESTED
                        CAPITAL ACCUMULATION PORTFOLIO


Managed by Brown Capital Management, Inc.

Dear Investor:

     The Capital Accumulation Portfolio returned 10.10% for the six months ended June 30, 1997, a return a bit below the 13.04% advance for the Standard & Poor's 400 Stock Index. The market's advance in the first six months comes on the heels of the Standard & Poor's 500 Stock Index's 23.0% return for 1996 and 37.6% return for 1995. This chain of extraordinary returns has been fueled by low inflation, low interest rates and a slow but steadily growing economy.

Performance and Strategy

     In general, returns for the mid-sized companies your Portfolio invests in have lagged those for larger companies, as many investors have attempted to minimize their stock market risk by investing in the well-known corporate giants. This trend explains why the Portfolio's performance has not been as strong as that of the S&P 500, which is comprised mainly of the larger companies.

     Within the mid-cap universe, our focus has been on companies that manufacture products designed to enhance productivity and those that provide goods and services to an aging population. Accordingly we have maintained strong exposure to the technology, financial services and health care industries.

                         CALVERT RESPONSIBLY INVESTED
                        CAPITAL ACCUMULATION PORTFOLIO

                         Comparison of change in value
                     of a hypothetical $10,000 investment.

                             [GRAPH APPEARS HERE]

                       Period between 6/01/92 to 6/30/97

                CRI Capital Accumulation Ending balance $19,552

                     S&P 500 Reinv Ending balance $27,932

                      Russell 2000 Ending balance $26,681

                         S&P 400 Midcap Reinv $26,069


                          Average Annual Total Return
                            (period ending 6/30/97)

                                One Year 8.79%
                               Five Year 12.95%
                          Life of Fund (7/91) 11.90%

             *New subadvisors assumed management of the Portfolio
                            effective December 1994.

             Performance information is for the Portfolio only and
        does not reflect charges and expenses of the variable annuity.
          Indices performance is shown from 6/30/91. Past performance does not indicate future results.

     In our opinion, one of the strongest forces behind the economy's ability to generate steady growth without triggering higher inflation is companies' need and recently demonstrated ability to improve productivity, which enhances profitability. Products and services that save corporations and consumers time, money and headaches have been in big demand. This is one of the reasons why technology companies have been strong contributors to recent investment performance and why they comprise such a large portion of our holdings.

     In selecting stocks, we seek companies that are reasonably priced and have the potential to generate strong earnings growth. We look specifically at the level and durability of a company's revenue growth, its ability to create and defend market presence and the strength of its financial structure and management team.

     Recent additions to the Portfolio's technology exposure include Acxiom, BMC Software and Network General, whose products and services provide a range of data processing and information integration activities. In the consumer products sector, we added Illinois Tool Works and Fastenal, companies who address the tool and tool component needs of worldwide retail, commercial and industrial markets.

Outlook

     Based on our earnings estimates, stocks are at fairly high but not exuberant valuations. We are still finding a number of promising opportunities. One factor we are monitoring very closely is the interaction of productivity and wages, as excessive wage expansion can put pressure on profit margins and earnings growth.

     In selecting investments, we continue to utilize an old-fashioned, bottom-up approach that we don't believe has lost any of its merit in the current stock market environment.

    Thank you for your investment and continued confidence.

Sincerely,



Ed Brown                            Barbara Krumsiek
Portfolio Manager                   President

July 21, 1997

                        CAPITAL ACCUMULATION PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

Equity Securities - 96.2%                       Shares         Value
Biotechnology - 3.0%
Amgen, Inc.                                     11,400      $  662,625
                                                               662,625

Business Equipment and Services - 5.7%
Acxiom Corp. *                                   4,400          90,200
Equifax, Inc.                                   12,500         464,844
Hewlett Packard Co.                             12,400         694,400

                                                             1,249,444

Capital Goods - 2.4%
Illinois Tool Works, Inc.                       10,400         519,350
                                                               519,350

Computer - Memory Devices - 1.9%
EMC Corp. *                                     10,889         424,671
                                                               424,671

Computer - Networks - 3.8%
Cisco Systems, Inc. *                           11,250         755,156
Network General Corp. *                          5,300          78,838
                                                               833,994

Computer - Software - 5.5%
BMC Software, Inc. *                             5,900         326,712
Microsoft Corp. *                                3,500         442,312
Sterling Software, Inc. *                       13,900         434,375

                                                             1,203,399

Computer - Systems - 2.4%
Oracle Corp. *                                  10,337         520,726
                                                               520,726

Consumer Products and Services - 3.1%
Newell Co.                                      17,100         677,588
                                                               677,588

Electrical Equipment and Services - 5.0%
Belden, Inc.                                    15,800         538,188
Sterling Commerce, Inc. *                       17,000         558,875

                                                             1,097,063

Electronics - Components - 3.3%
Vishay Intertechnology, Inc. *                  25,290         731,829
                                                               731,829

Electronics - Semiconductors - 4.5%
Intel Corp.                                      3,000      $  425,437
Solectron Corp. *                                8,000         560,000
                                                               985,437

Financial Services - 9.9%
Chase Manhattan Corp.                            7,952         771,841
Green Tree Financial Corp.                      20,550         732,094
T. Rowe Price Associates, Inc.                  13,100         676,287

                                                             2,180,222

Health Care - 11.5%
Cardinal Health, Inc.                           11,000         629,750
Health Care & Retirement Corp. *                16,050         535,669
Johnson & Johnson                                7,600         489,250
Pall Corp.                                      15,700         365,025
United Healthcare Corp.                          9,800         509,600

                                                             2,529,294

Insurance - 1.4%
AFLAC, Inc.                                      6,650         314,212
                                                               314,212

Leisure - 3.0%
Carnival Corp., Class A                         15,900         655,875
                                                               655,875

Medical - 4.8%
ALZA Corp. *                                    19,200         556,800
Scherer (R.P.) Corp. *                           9,800         505,925

                                                             1,062,725

Oil and Gas - 2.7%

MCN Energy Group, Inc.                              19,200          588,000
                                                                    588,000

Property Management - 2.1%
Rouse Co.                                           15,700          463,150
                                                                    463,150

Real Estate - 2.4%
Post Properties, Inc.                               13,100          531,369
                                                                    531,369

Restaurants - 1.3%
Cheesecake Factory, Inc. *                          13,300          279,300
                                                                    279,300

Retail - Department Stores - 2.4%
Nordstrom, Inc.                                     10,700          524,969
                                                                    524,969

Retail - Discount and Variety - 5.1%
Caseys General Stores, Inc.                         22,100         $475,841
Dollar General Corp.                                17,081          640,538

                                                                  1,116,379

Retail - Special Line - 9.0%
Autozone, Inc. *                                    29,200          688,025
Fastenal Co.                                         9,600          470,400
Home Depot, Inc.                                    11,700          806,569

                                                                  1,964,994

    Total Equity Securities (Cost $18,446,814)                   21,116,615

        TOTAL INVESTMENTS (Cost $18,446,814) - 96.2%             21,116,615
        Other assets and liabilities, net - 3.8%                    838,275
        Net Assets - 100%                                       $21,954,890

*Non-income producing.

                        CAPITAL ACCUMULATION PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investments in securities, at value                                 $21,116,615
Cash                                                                  1,651,163
Receivable for securities sold                                            5,025
Interest and dividends receivable                                        13,336
Other assets                                                              1,985
    Total assets                                                     22,788,124

Liabilities
Payable for securities purchased                                        809,899
Payable for shares redeemed                                               3,535
Payable to Calvert Asset Management Company, Inc.                        14,657
Payable to Calvert Administrative Services Company                        1,825
Payable to Calvert Shareholder Services, Inc.                               548
Accrued expenses and other liabilities                                    2,770
    Total liabilities                                                   833,234
        Net assets                                                  $21,954,890

Net Assets Consist of:
Par value and paid-in capital applicable to 829,236 shares
 of common stock outstanding; $1 par value, 5,000,000
 shares authorized                                                  $17,030,227
Undistributed net investment income (loss)                              (15,367)
Accumulated net realized gains (losses) on investments                2,270,229
Net unrealized appreciation (depreciation) on investments             2,669,801
        Net Assets                                                  $21,954,890

        Net Asset Value per Share                                        $26.48

See notes to financial statements.

                        CAPITAL ACCUMULATION PORTFOLIO
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
    Interest income                                                 $9,537
    Dividend income                                                 72,490
        Total investment income                                     82,027

Expenses
    Investment advisory fee                                         80,813
    Transfer agency fees and expenses                                1,546
    Directors' fees and expenses                                       876
    Administrative fees                                             10,140
    Custodian fees                                                  12,634
    Reports to shareholders                                          1,698
    Professional fees                                                1,625
    Miscellaneous                                                      696
        Total expenses                                             110,028
        Fees paid indirectly                                       (12,634)
             Net expenses                                           97,394
                Net Investment Income (Loss)                       (15,367)

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss)                                         2,274,875
Change in unrealized appreciation or depreciation                 (242,708)

        Net Realized and Unrealized Gain (Loss)
        on Investments                                           2,032,167

        Increase (Decrease) in Net Assets
        Resulting From Operations                               $2,016,800

See notes to financial statements.

                        CAPITAL ACCUMULATION PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          Six Months    Year Ended
                                                             Ended     December 31,
                                                            June 30,       1996
                                                              1997

Increase (Decrease) in Net Assets

Operations
   Net investment income (loss)                              $(15,367)     $(95,533)
   Net realized gain (loss)                                 2,274,875         7,603
     Change in unrealized appreciation or depreciation       (242,708)    1,182,679

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                 2,016,800     1,094,749

Distributions to shareholders from
         Net investment income                                   -             -
         Net realized gain on investments                        -          (32,307)
                  Total distributions                            -          (32,307)

Capital share transactions
         Shares sold                                        5,151,296    14,697,452
         Shares issued from merger (Note A)                      -        4,728,068
         Reinvestment of distributions                           -           32,310
         Shares redeemed                                   (5,117,529)   (9,551,228)
                  Total capital share transactions             33,767     9,906,602

Total Increase (Decrease)
in Net Assets                                               2,050,567    10,969,044

Net Assets
Beginning of period                                        19,904,323     8,935,279
End of period (including undistributed
net investment income (loss) of $(15,367)
  and $0,respectively)                                    $21,954,890   $19,904,323

Capital Share Activity
Shares sold                                                   209,406       618,839
Shares issued from merger (Note A)                               -          207,827
Reinvestment of distributions                                    -            1,343
Shares redeemed                                              (207,853)     (398,789)
         Total capital share activity                           1,553       429,220

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Capital Accumulation Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On February 23, 1996, the net assets of CRIEquity Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 207,827 shares of the Portfolio (valued at $4,728,068) for the 259,797 shares of CRIEquity Portfolio outstanding at February 23, 1996. CRIEquity Portfolio's net assets at that date, including $249,296 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRIEquity Portfolio immediately before the acquisition were $9,742,153 and $4,727,159, respectively.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .80% of the Portfolio's average daily net assets. Effective January, 1997, the Portfolio began paying a monthly performance fee of plus or minus up to .05%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the S&P Mid-Cap 400 Index.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of
 .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $16,664,446 and $16,601,621, respectively.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,669,801, of which $2,770,509 related to appreciated securities and $100,708 related to depreciated securities.

Net realized capital loss carryforward, for federal income tax purposes, of $1,598 at June 30, 1997 may be utilized to offset current or future capital gains until expiration in 2004.

                        CAPITAL ACCUMULATION PORTFOLIO
                             FINANCIAL HIGHLIGHTS

                                                           PERIODS ENDING
                                                June 30,   December 31,   December 31,
                                                  1997         1996           1995

Net asset value, beginning                       $24.05        $22.42        $16.97
Income from investment operations
   Net investment income                           (.02)         (.12)         (.15)
   Net realized and unrealized gain (loss)         2.45          1.79          6.85
          Total from investment operations         2.43          1.67          6.70
Distributions from
         Net investment income                      -             -            (.01)
         Net realized gains                         -            (.04)        (1.24)
                  Total distributions               -            (.04)        (1.25)
Total increase (decrease) in net asset value       2.43          1.63          5.45
Net asset value, ending                          $26.48        $24.05        $22.42

Total return                                      10.10%         7.44%        39.46%
Ratios to average net assets:
         Net investment income                     (.15%)(a)     (.60%)        (.84%)
         Total expenses +                          1.09%(a)      1.33%         1.56%
         Net expenses                               .96%(a)      1.00%         1.25%
         Expenses reimbursed                        -             -             .10%
Portfolio turnover**                                 89%          124%          135%
Average commission rate paid                     $.0518        $.0563           -
Net assets, ending (in thousands)               $21,955       $19,904        $8,935
Number of shares outstanding,
         ending (in thousands)                      829           828           398

                                                  YEARS ENDED DECEMBER 31,
                                                  1994       1993     1992

Net asset value, beginning                       $18.95     $17.87   $15.82
Income from investment operations
   Net investment income                            .10        .08      .09
   Net realized and unrealized gain (loss)        (1.98)      1.27     2.09
       Total from investment operations           (1.88)      1.35     2.18
Distributions from
         Net investment income                     (.10)      (.08)    (.09)
         Net realized gains                           -       (.19)    (.04)
                  Total distributions              (.10)      (.27)    (.13)
Total increase (decrease) in net asset value      (1.98)      1.08     2.05
Net asset value, ending                          $16.97     $18.95   $17.87

Total return                                      (9.92%)     7.56%   13.73%
Ratios to average net assets:
         Net investment income                      .68%       .66%    1.19%
         Total expenses +                             -          -        -
         Net expenses                               .79%       .80%     .39%
         Expenses reimbursed                          -          -      .87%
Portfolio turnover                                   79%        26%       2%
Net assets, ending (in thousands)                $5,689     $4,986     $870
Number of shares outstanding,
         ending (in thousands)                      335        263       49

(a) Annualized
+ This ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
** Portfolio turnover excludes transactions in connection with the February 1996 merger of CRI
Equity Portfolio.

                         Calvert Responsibly Invested
                            Global Equity Portfolio

                Managed by Murray Johnstone International, Ltd.

Dear Investor:

     The Global Equity Portfolio returned 14.09% for the six months ended June 30, 1997, which is a bit above the 12.50% return for the average of 39 global funds tracked by Lipper Analytical Services. The key development across all economies, but particularly in the US, was growth accompanied by low inflation.

Global Market Performance

     The US market, benefiting from continued low interest rates, returned 21.2% during the period. While our holdings of US stocks contributed good gains, the Portfolio was underweighted in the US market relative to the Morgan Stanley Capital International World Index, which was negative for performance.

                         CALVERT RESPONSIBLY INVESTED
                            GLOBAL EQUITY PORTFOLIO

                         Comparison of change in value
                     of a hypothetical $10,000 investment.

                             [GRAPH APPEARS HERE]

                       Period between 6/01/92 to 6/30/97

                   CRI Global Equity Ending balance $18,025

                    MSCI World Index Ending balance $18,969


                          Average Annual Total Return
                            (period ending 6/30/97)

                                One Year 21.61%
                               Five Year 12.51%
                          Life of Fund (6/92) 12.49%

             Performance information is for the Portfolio and does
           not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.

     Performance for most European markets was also strong, with the following three themes doing the most to drive stock prices higher: corporate restructuring, low inflation and interest rates and progress toward monetary union. Among the strongest performers were the Netherlands (up 20.4%), Spain (up 21.1%) and Switzerland (up 31.6%). The UK market underperformed as investors waited to see the policies of the new Labour Government. The Portfolio's holdings outperformed the European market in general, with a return of 23.0% versus 14.4%.

     The Japanese market saw a return of 9.2%. The increase in stock prices was driven initially by companies benefiting from increased exports as a result of the weak yen. Then, with the seasonal flow of money into the market from domestic pension fund allocation, stocks across a broad range of sectors moved higher. A better-than-expected economic report issued by The Bank of Japan also helped to encourage investors. The Portfolio's stocks outperformed the market with a return of 14.5%.

     In the Far East, markets were dominated by Hong Kong and investors' changing expectations for the region after its reversion to Chinese rule on July 1. Hong Kong ended the period up 9.7%, but much of the strength was in the Chinese shares, not the property stocks that comprise most of the market. Our Hong Kong shares underperformed with a return of -5.8%.

     The converse of the attention focused on Hong Kong was the diminishing trading volumes and decline in share prices in other markets in the region. Although the economic cycle has begun to recover, markets in Singapore and Malaysia were lackluster (down 7.5% and 11.8%). Australia and New Zealand enjoyed relatively better performance (up 6.7% and 6.2%).

     The emerging markets represented in the Portfolio, which are primarily in Latin America, saw solid returns. Governments are now achieving a steady path to development combined with moderate inflation, and stock markets have demonstrated the ability to move independently from the US market and respond to domestic or regional events. Our holdings in Mexico appreciated 62.7%, well ahead of the 18.9% return for the index. Our investments in Argentina rose 9.3%, which was behind the 14.2% return for that market.

Investment Strategy and Outlook

     The investment strategy for the period focused on Europe, where we were overweighted in Spain, Germany, the Netherlands and Switzerland. In response to improving fundamentals, we made a new investment in Finland and added to our holdings in Italy.

     Exposure to emerging markets was increased with the addition of Chile and South Africa to the portfolio. Interest rates are falling in Chile and with good economic fundamentals and accelerating corporate earnings growth, the outlook for the market is positive. South Africa should benefit from an improving domestic economy with interest rates likely to fall as the currency stabilizes. Elsewhere, Malaysia was reduced as monetary tightening undermined investor sentiment.

     Our low exposure to the US market was negative for performance. However, we continue to believe better opportunities exist in countries whose business cycles are not as mature.

     Going forward, we expect the strength of the European markets to slow as valuations become stretched. This may cause us to reduce our investments in the region. Regarding the Japanese market, valuations are improving and we will monitor development with an eye toward increasing exposure.

     We are optimistic about the future for Hong Kong and expect to maintain our exposure. The region should be able to prosper under the "one government, two systems" process China has agreed to, and the appointment of senior officials from the previous government to the new administration should help to maintain continuity.

     The emerging markets should also continue their progress in the second half of the year. Accordingly, we plan to maintain the current level of investment in these areas.

     We appreciate your investment in the Portfolio.

Sincerely,


/s/ Andrew Preston                  /s/ Barbara Krumsiek
Andrew Preston                      Barbara Krumsiek
Portfolio Manager                   President
July 21, 1997

*Unless otherwise stated, performance figures quoted refer to the MSCI country index for the relevant market, in U.S. dollars.

                            GLOBAL EQUITY PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

Equity Securities - 93.8%                        Shares        Value
Argentina - 1.9%
Banco Frances Del Rio La Plata, ADR               4,600     $149,500
Transportadora de Gas, ADR                       12,000      150,000
                                                             299,500

Australia - 5.5%
Australian & New Zealand Bank Group              30,000      224,458
Brambles Industries, Ltd.                        10,000      197,939
Commonwealth Bank                                10,000      120,920
National Australia Bank                          23,000      329,741
                                                             873,058

Belgium - 2.2%
Fortis                                            1,700      351,056
                                                             351,056

Chile - 2.1%
Compania de Telecom de Chile, ADR                10,000      330,000
                                                             330,000

Finland - 2.1%
Nokia                                             4,360      325,693
                                                             325,693

France - 5.4%
CIE Bancaire                                      1,000      127,623
Pinault Printemps                                   800      384,433
SGS Thomas Micro *                                4,300      339,510
                                                             851,566

Germany - 5.8%
Deutsche Telekom                                  7,950      191,445
Douglas Holdings                                  6,790      270,572
Linde                                               210      160,742
Volkswagen                                          370      283,636
                                                             906,395

Hong Kong - 5.1%
Cheung Kong Holdings                             20,000      197,488
Hong Kong Land Holdings                         100,000      266,000
Hysan Development                                55,000      162,218
Hysan Development (warrants) *                    2,750        1,065
Sun Hung Kai Properties                          15,000      180,547
                                                             807,318

Ireland - 2.1%
Allied Irish Banks                               32,334      246,614
Bank of Ireland                                   7,270       79,905
                                                             326,519

Italy - 7.4%
IMI                                              32,000      288,073
Parmalat Finanziaria                             84,000      118,865
STET                                             64,560      376,062
Telecom Italia Mobile                           118,710      384,159

                                                           1,167,159

Japan - 12.7%
Canon Sales Co., Inc.                             7,800      181,696
Eisai Co.                                         9,000      170,389
Fuji Machine Manufacturing                        6,000      217,240
Keyence Corp.                                     1,100      163,148
Murata Manufacturing Co.                          4,000      159,135
Namco                                             5,000      192,811
Nitto Denko Corp.                                12,000      233,467
Sanwa Bank                                        3,000       44,495
Shiseido Co.                                      9,000      148,403
Sumitomo Bank                                     7,000      114,814
Sumitomo Electric Industries                     11,000      184,261
Yamaha Motor Co.                                 19,000      188,972

                                                           1,998,831

Malaysia - 1.6%
AMMB Holdings Berhad (warrants) *                 3,000        4,041
Malayan Bank Berhad                              24,000      251,981
                                                             256,022

Mexico - 2.8%
Banpais, S.A., ADR *                             10,000            0
Cifra, S.A. de C.V., ADR                        153,000      280,801
Grupo Industrial Durango, S.A., ADR *            11,000      167,750
                                                             448,551

Netherlands - 2.4%


Equity Securities (Cont'd)                                          Shares       Value
ING Group                                                              680     $ 31,352
Vendex International                                                 1,960      107,341
Ver Ned Uitgevers                                                   10,550      233,262
                                                                                371,955

New Zealand - 1.7%
Independent News                                                    30,000      157,926
Wilson & Horton                                                     15,000      118,190
                                                                                276,116

Singapore - 3.8%
City Developments                                                   20,000      195,845
Keppel Corp.                                                        17,000       75,505
Keppel Corp.,  A Shares *                                            4,250       18,430
Keppel Land Ltd.                                                    50,000      132,895
Wing Tai Holdings                                                   60,000      172,903
                                                                                595,578

South Africa - 1.6%
Standard Bank Investment                                             5,000      245,757
                                                                                245,757

Spain - 2.4%
Prosegur Seguridad                                                  12,545      153,247
Telefonica de Espana                                                 7,530      217,698
                                                                                370,945

Sweden - 0.4%
Scania AB, Series A                                                    930       28,253
Scania AB, Series B                                                    930       28,373
                                                                                 56,626

Switzerland - 6.6%
Winterthur                                                             580      510,877
Zurich Versicherun                                                   1,313      522,502

                                                                              1,033,379

United Kingdom - 8.8%
Anglian Group                                                        7,800       31,824
Anglian Water                                                        6,900       75,263
Azlan Group                                                          5,000       46,212
Bellway                                                              6,300       35,146
Cadbury Schweppes                                                    8,700       77,656
Carlton Communications                                               9,100       77,059
Commercial Union                                                     5,600       58,892
Firstbus                                                             8,400       29,376
Halifax *                                                            7,650       98,477
Johnson Matthey                                                      8,400       80,574
Kingfisher                                                           7,100       80,637
Lloyds TSB Group                                                    10,800      110,969
Low & Bonar                                                          4,400       21,982
Mayflower Corp.                                                     11,600       28,204
Millennium and Copthne                                               7,000       43,714
Misys                                                                2,000       44,997
National Westminster Bank                                            8,000      107,579
Norwich Union *                                                      6,200       32,833
Safeway                                                             10,100       58,448
SIG                                                                  5,600       29,842
Smith & Nephew                                                      25,700       71,473
Somerfield                                                          14,700       44,309
Vitec Group                                                          3,200       30,375
Wolseley                                                             9,400       73,338

                                                                              1,389,179

United States - 9.4%
Bellsouth Corp.                                                      3,400      157,675
Brady, (W.H.) Co., Class A                                           4,900      142,100
Cardinal Health, Inc.                                                2,580      147,705
CUC International, Inc. *                                            6,600      170,363
Fiserv, Inc. *                                                       3,650      162,881
Hewlett Packard Co.                                                  2,900      162,400
Interim Services, Inc. *                                             2,600      115,700
La Quinta Inns, Inc.                                                 6,500      142,188
Molex, Inc., Class A                                                 4,000      139,500
Quorum Health Group, Inc. *                                          4,000      143,000

                                                                              1,483,512

    Total Equity Securities (Cost $11,954,530)                               14,764,715

                                                         Principal
Time Deposit - 5.6%                                        Amount
State Street Bank, London, 6.00%, 7/1/97                  $879,996              879,996

    Total Time Deposit (Cost $879,996)                                          879,996

Corporate Obligations - 0.1%
Malaysia - 0.1%
AMMB Holdings, 5.00%, 5/13/02                               30,000               10,162

    Total Corporate Obligations (Cost $12,135)                                   10,162

        TOTAL INVESTMENTS (Cost $12,846,661) - 99.5%                         15,654,873
        Other assets and liabilities, net 0.5%                                   74,370
        Net Assets - 100%                                                   $15,729,243

*Non-income producing.

                            GLOBAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997


Assets
Investments in securities, at value                                  $15,654,873
Cash                                                                      48,570
Interest and dividends receivable                                         61,602
Other assets                                                               1,778
    Total assets                                                      15,766,823

Liabilities
Payable for securities purchased                                          16,925
Payable for shares redeemed                                                  123
Payable to Calvert Asset Management Company, Inc.                         11,503
Payable to Calvert Administrative Services Company                         2,508
Payable to Calvert Shareholder Services, Inc.                                382
Accrued expenses and other liabilities                                     6,139
    Total liabilities                                                     37,580
        Net assets                                                   $15,729,243

Net Assets Consist of:
Par value and paid-in capital applicable to 735,632 shares
  of common stock outstanding; $1 par value, 5,000,000
  shares authorized                                                  $12,594,686
Undistributed net investment income                                      130,120
Accumulated net realized gain (loss) on investments
  and foreign currencies                                                 196,470
Net unrealized appreciation (depreciation) on investments and
  assets and liabilities in foreign currencies                         2,807,967
        Net Assets                                                   $15,729,243

        Net Asset Value per Share                                         $21.38

                      See notes to financial statements.

                            GLOBAL EQUITY PORTFOLIO
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997


Net Investment Income
Investment Income
    Interest income (net of foreign taxes of $10)                    $   28,004
    Dividend income (net of foreign taxes of $19,626)                   169,261
        Total investment income                                         197,265

Expenses
    Investment advisory fee                                              69,896
    Transfer agency fees and expenses                                     1,069
    Directors' fees and expenses                                            631
    Administrative fees                                                  20,000
    Custodian fees                                                       29,425
    Reports to shareholders                                               1,493
    Professional fees                                                     1,118
    Miscellaneous                                                           288
    Reimbursement from Advisor                                          (13,010)
        Total expenses                                                  110,910
        Fees paid indirectly                                            (29,425)
             Net expenses                                                81,485
                 Net Investment Income (Loss)                           115,780

Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain (loss) on:
    Securities                                                          117,065
    Foreign currencies                                                  (13,400)
                                                                        103,665
Change in unrealized appreciation or depreciation on:
    Securities                                                        1,663,950
    Assets and liabilities in foreign currencies                           (311)
                                                                      1,663,639

        Net Realized and Unrealized Gain (Loss)
          on Investments                                              1,767,304

        Increase (Decrease) in Net Assets
          Resulting From Operations                                  $1,883,084

                      See notes to financial statements.

                            GLOBAL EQUITY PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Six Months     Year Ended
                                                                   Ended          December 31,
                                                                   June 30,       1996
                                                                   1997
Increase (Decrease) in Net Assets
Operations
   Net investment income                                           $   115,780    $   125,031
   Net realized gain (loss)                                            103,665        643,380
    Change in unrealized appreciation or depreciation                1,663,639        896,590

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                          1,883,084      1,665,001

Distributions to shareholders from
         Net investment income                                               -       (100,000)
         Net realized gain on investments                                    -       (597,000)
                  Total distributions                                        -       (697,000)

Capital share transactions
         Shares sold                                                 1,826,296      4,709,791
         Reinvestment of distributions                                       -        697,005
         Shares redeemed                                            (2,006,954)    (2,178,927)
                  Total capital share transactions                    (180,658)     3,227,869

Total Increase (Decrease)
in Net Assets                                                        1,702,426      4,195,870

Net Assets
Beginning of period                                                 14,026,817      9,830,947
End of period (including undistributed net
investment income of $130,120 and $14,340,
   respectively)                                                   $15,729,243    $14,026,817

Capital Share Activity
Shares sold                                                             93,556        258,532
Reinvestment of distributions                                                -         37,193
Shares redeemed                                                       (106,369)      (120,463)
         Total capital share activity                                  (12,813)       175,262

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Global Equity Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sales price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U. S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of 1% of the Portfolio's average daily net assets.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of the greater of $40,000 or .10% of the Portfolio's annual average daily net assets.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

NOTE C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $4,660,916 and $4,989,437, respectively.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax and financial reporting purposes. Net unrealized appreciation aggregated $2,808,212, of which $3,128,221 related to appreciated securities and $320,009 related to depreciated securities.

                            GLOBAL EQUITY PORTFOLIO
                             FINANCIAL HIGHLIGHTS


                                                              PERIODS ENDING
                                                   June 30,     December 31,   December 31,
                                                   1997         1996           1995
Net asset value, beginning                          $ 18.74          $ 17.15        $15.89
Income from investment operations
   Net investment income                                .16              .17           .27
   Net realized and unrealized gain (loss)             2.48             2.40          1.69
          Total from investment operations             2.64             2.57          1.96
Distributions from
         Net investment income                            -             (.14)         (.25)
         Net realized gains                               -             (.84)         (.45)
                  Total distributions                     -             (.98)         (.70)
Total increase (decrease) in net asset value           2.64             1.59          1.26
Net asset value, ending                             $ 21.38           $18.74        $17.15

Total return                                          14.09%           14.99%        12.35%
Ratios to average net assets:
         Net investment income                         1.66%(a)         1.02%         1.48%
         Total expenses +                              1.59%(a)         1.59%         1.51%
         Net expenses                                  1.17%(a)         1.18%         1.12%
         Expenses reimbursed                            .19%(a)          .23%          .39%
Portfolio turnover                                       35%              85%           90%
Average commission rate paid                         $.0334           $.0352        $  -
Net assets, ending (in thousands)                   $15,729          $14,027        $9,831
Number of shares outstanding,
         ending (in thousands)                           736             748           573



                                                 PERIODS ENDED DECEMBER 31,
                                                 1994      1993      1992**

Net asset value, beginning                       $17.72    $14.57   $ 15.00
Income from investment operations
      Net investment income                         .11       .11      (.02)
      Net realized and unrealized gain (loss)      (.49)     4.07      (.41)
            Total from investment operations       (.38)     4.18      (.43)
Distributions from
         Net investment income                     (.13)     (.08)        -
         Net realized gains                       (1.32)     (.95)        -
                  Total distributions             (1.45)    (1.03)        -
Total increase (decrease) in net asset value      (1.83)     3.15      (.43)
Net asset value, ending                          $15.89    $17.72   $ 14.57

Total return                                      (2.13%)   29.72%    (3.27%)
Ratios to average net assets:
         Net investment income                      .59%     1.00%     (.98%)(a)
         Total expenses +                             -         -         -
         Net expenses                              1.24%      .94%      .98%(a)
         Expenses reimbursed                        .29%      .10%     1.07%(a)
Portfolio turnover                                   84%       64%        -
Net assets, ending (in thousands)                $7,765    $4,529   $   236
Number of shares outstanding,
         ending (in thousands)                      489       256        16

(a) Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
**From June 30, 1992, inception.

                         Calvert Responsibly Invested
                              Balanced Portfolio

Managed by Calvert Asset Management Company, Inc. and NCM Capital Management,
Inc.

Dear Investor:

     The Balanced Portfolio generated a return of 10.48% for the six months ended June 30, 1997, which compares favorably to the 10.19% average return for the 39 balanced funds tracked by Lipper Analytical Services.

Review of the Economy and Markets

     The economy expanded at a robust pace for the first quarter then appeared to moderate in the second quarter. In an attempt to defuse inflationary pressures, the Federal Reserve adopted a slightly more restrictive monetary policy. The Fed nudged its target for key short-term rates higher in March, but left rates unchanged during the second quarter.

                         CALVERT RESPONSIBLY INVESTED
                              BALANCED PORTFOLIO

                         Comparison of change in value
                     of a hypothetical $10,000 investment.

                             [GRAPH APPEARS HERE]

                       Period between 6/01/88 to 6/30/97

                 CRI Balanced Portfolio Ending balance $26,975

                     S&P 500 Reinv Ending balance $39,174

                  Lehman Aggregate BD Ending balance $23,283

                     90-Day T-Bill Ending balance $17,177

                          Average Annual Total Return
                            (period ending 6/30/97)

                                One Year 20.67%
                               Five Year 12.92%
                                Ten Year 10.43%
                          Life of Fund (9/86)* 10.90%

                  *New subadvisors assumed management of the
                      Portfolio effective February 1995.

             Performance information is for the Portfolio and does
           not reflect charges and expenses of the variable annuity.
              Past performance does not indicate future results.

     In general, bond yields moved higher during the first part of the year then backed down toward the close of this reporting period as investors revised their expectations for the next Fed move-first thinking the Fed would take steps to raise rates then expecting no change. Most measures of the broad stock market advanced, with the Standard & Poor's 500 Stock Index returning 20.6% for the six months.

Performance and Strategy

     We maintained the Portfolio's target asset mix of roughly 60% stocks and 40% bonds and benefited from positive returns from both asset classes.

Equity Investments-NCM Capital Management, Inc.

     The Portfolio's strongest returns came from sectors where we have the largest exposure: technology, financial services and consumer products.

     Technology stocks bounced back after a dismal first quarter. We took profits in this area on strength, but remain slightly overweighted relative to our peers. Financial stocks benefited from the Federal Reserve's decision to leave key short-term rates unchanged in the second quarter. Lower interest rates improves the profit outlook for banks and other financial services companies. Consumer staples companies were favorites because of their ability to maintain stable earnings growth.

     Strong stock selection was also a key factor. Good gains came from US Robotics, Cisco Systems, Compaq Computer, Avon, Fort Howard, Bank America and Aflac.

Fixed-Income Investments-Calvert Asset Management Company, Inc.

     Bond yields began to trend higher going into 1997 but retraced most of their advance in a late second quarter rally. In anticipation of generally higher rates, we kept the Portfolio's weighted average maturity near the short end of its target range. (It was approximately 13 years at the close of this reporting period). This helped to offset the negative effect of rising rates during the first part of the year, but meant we did not participate as fully in the late-stage rally as our more aggressive peers.

     Since the beginning of the calendar year, we have implemented a more active management strategy. We expect this strategy to improve the Fund's total return over time. Higher portfolio trading activity will result in a higher turnover ratio due to the Fund's current asset size. For the six months ended June 30, 1997, the turnover ratio was 590%.

Outlook

     The stock market has rewarded investors with spectacular total returns for the past two and a half years. While our long-term outlook is positive, we could experience a correction as stocks settle back in to a more typical return range, which has historically been about 10% annually.

     The bond market is also likely to continue to exhibit a high degree of volatility. At some point during the next six months, we expect interest rates will trend a bit higher. Accordingly, we will maintain our defensive strategy.

    Thank you for your investment in the Balanced Portfolio.

Sincerely,



/s/ Barbara Krumsiek
Barbara Krumsiek
President

July 21, 1997

                              BALANCED PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 1997

Equity Securities - 59.3%                           Shares       Value
Airlines - 0.3%
AMR Corp. *                                          5,600     $  518,000
                                                                  518,000

Biotechnology - 0.6%
Amgen, Inc.                                         20,200      1,174,125

                                                                1,174,125

Business Equipment and Services - 0.9%
Sun Microsystems, Inc. *                            46,340      1,724,717

                                                                1,724,717

Capital Goods - 0.6%
Illinois Tool Works, Inc.                           23,800      1,188,512

                                                                1,188,512

Computer - Hardware - 0.9%
Compaq Computer Corp. *                             16,700      1,657,475

                                                                1,657,475

Computer - Networks - 3.2%
3Com Corp. *                                        71,950      3,237,750
Cisco Systems, Inc. *                               41,800      2,805,825

                                                                6,043,575

Computer - Software - 3.9%
BMC Software, Inc. *                                27,500      1,522,812
Computer Associates International, Inc.             40,577      2,259,632
Microsoft Corp. *                                    8,820      1,114,628
Oracle Corp. *                                      51,357      2,587,109

                                                                7,484,181

Consumer Products and Services - 6.3%
Avon Products, Inc.                                 37,100      2,617,869
Colgate Palmolive Co.                               37,000      2,414,250
CUC International, Inc. *                           58,050      1,498,416
Dial Corp.                                          68,200      1,065,625
Fort Howard Corp. *                                 25,200      1,275,750
Gillette Co.                                        33,800      3,202,550

                                                               12,074,460

Electronics - 1.7%
EMC Corp. *                                         40,450      1,577,550
Intel Corp.                                         12,300      1,744,294

                                                                3,321,844

Entertainment - 1.1%
Disney (Walt) Co.                                   26,205      2,102,951

                                                                2,102,951

Financial Services - 7.8%
Banc One Corp.                                      45,800      2,218,438
BankAmerica Corp.                                   36,800      2,375,900
BankBoston Corp.                                    20,315      1,463,950
Chase Manhattan Corp.                               20,100      1,950,956
Federal National Mortgage Assn.                     44,900      1,958,762
Green Tree Financial Corp.                          50,942      1,814,809
Umbono Investment Corp., Ltd. *                  1,154,900      3,054,617

                                                               14,837,432

Food Products - 4.4%
CPC International, Inc.                             29,500      2,723,219
Heinz (H.J.) Co.                                    49,700      2,292,412
Hershey Foods Corp.                                 38,000      2,101,875
Interstate Bakeries Corp.                           20,900      1,239,631

                                                                8,357,137

Health Care - 2.1%
Cardinal Health, Inc.                               16,100        921,725
Johnson & Johnson                                   48,237      3,105,257

                                                                4,026,982

Industrial Products - 1.0%
Praxair, Inc.                                       32,700      1,831,200

                                                                      1,831,200

Insurance  - 4.1%
AFLAC, Inc.                                             40,550        1,915,988
American International Group, Inc.                      15,950        2,382,531
MGIC Investment Corp.                                   32,700        1,567,556
SunAmerica, Inc.                                        41,300        2,013,375

                                                                      7,879,450

Manufacturing - 1.0%
Dover Corp.                                             31,145        1,915,418

                                                                      1,915,418

Medical - 2.9%
Boston Scientific Corp. *                               36,085        2,216,972
Guidant Corp.                                           14,700        1,249,500
Medtronic, Inc.                                         25,100        2,033,100

                                                                      5,499,572

Office Equipment and Supplies - 0.8%
Viking Office Products, Inc. *                          79,300        1,506,700

                                                                      1,506,700

Equity Securities (Cont'd) Shares  Value
Oil and Gas - 1.9%
Baker Hughes, Inc.                                      54,300       $2,100,731
Seitel, Inc. *                                          38,000        1,444,000

                                                                      3,544,731

Paper and Packaging - 2.0%
Avery Dennison Corp.                                    61,900        2,483,738
Sealed Air Corp. *                                      26,100        1,239,750

                                                                      3,723,488

Pharmaceutical - 2.7%
Merck & Co., Inc.                                       29,500        3,053,250
Schering Plough Corp.                                   45,500        2,178,312

                                                                      5,231,562

Retail - 4.6%
Autozone, Inc. *                                        49,300        1,161,631
Barnes and Noble, Inc. *                                    30            1,290
Consolidated Stores Corp. *                             42,515        1,477,396
Jones Apparel Group, Inc. *                             32,200        1,537,550
Kroger Co. *                                            62,300        1,806,700
Penney (J.C.), Inc.                                     54,800        2,859,875

                                                                      8,844,442

Telecommunications - 4.5%
Ameritech Corp.                                         31,395        2,132,898
Century Telephone Enterprises, Inc.                     49,665        1,673,090
Ericsson (L. M.) Telephone, Co., Class B, ADR           63,205        2,488,697
SBC Communications, Inc.                                37,800        2,338,875

                                                                      8,633,560

    Total Equity Securities (Cost $86,454,343)                      113,121,514


                                                    Principal
Corporate Obligations - 30.5%                         Amount

Advanta Corp., 6.785%, 7/27/98                      $1,000,000          996,790
Advanta National Bank, 6.45%, 10/30/00               1,000,000          965,930
AFC Capital Trust I, 8.207%, 2/3/27                    500,000          509,030
Alco Capital Resource, Inc., 6.58%, 3/29/99          2,000,000        2,005,300
American General  Institutional Capital A,
7.57%, 12/1/45                                       1,500,000        1,408,005
AMR Corp., 9.82%, 3/7/01                                25,000           27,134
Banc One Auto, 6.40%, 11/20/03                       6,000,000        5,977,790
Banc One Corp., 8.00%, 4/29/27                       4,500,000        4,642,605
BankBoston Capital Trust III, 6.5625%, 6/15/27       3,000,000        2,961,804
Comerica Bank, 7.25%, 6/15/07                        1,500,000        1,505,715
Conseco, Inc., 10.50%, 12/15/04                      1,000,000        1,174,120
Continental Valorem Corp. VRDN, 6.05%,
      6/1/13, LOC: Tokai Bank Ltd.                     700,000          700,000
Countrywide Capital III, 8.05%, 6/15/27              1,000,000        1,008,420
Dayton Hudson Corp., 6.80%, 10/1/01                  1,000,000          996,110

                                                    Principal
Corporate Obligations (Cont'd)                        Amount           Value
First USA Bank, 5.75%, 1/15/99                      $1,725,000       $1,709,147
Goldman Sachs Group LP, 6.20%, 12/15/00              2,000,000        1,970,500
Goldman Sachs Group LP, 6.75%, 2/15/06               1,000,000          970,124
Household Finance Corp., 6.63%, 5/28/99              1,000,000        1,003,380

Household Finance Corp., 7.65%, 5/15/07                 1,500,000      1,545,405
International Lease Finance Corp., 6.64%, 2/1/00        1,000,000      1,002,190
Life Re Capital Trust I, 8.72%, 6/15/27                 3,000,000      3,023,340
McKesson Corp., 6.875%, 3/1/02                          3,000,000      3,007,980
National City Bank, 7.25%, 7/15/10                      1,870,000      1,861,473
Penney (J.C.), Inc., 7.625%, 3/1/97                     2,000,000      1,968,620
Pitney Bowes Credit Corp., 6.305%, 9/23/98              1,000,000      1,003,430
PDR Finance LLC., VRDN, 5.53%, 4/1/27,
          LOC: First America Bank                         900,000        900,000
Security Benefit Life Co., 8.75%, 5/15/16               2,000,000      2,102,374
St. George Bank, Ltd., 7.15%, 6/18/07                   1,500,000      1,480,665
Suntrust  Capital I, 6.4825%, 5/15/27                   2,000,000      1,980,962
Summit Capital Trust I, 8.40%, 3/15/27                  1,000,000      1,015,740
Toronto Dominion Bank, 6.50%, 1/15/07                   3,000,000      2,962,548
Transamerica Corp., 9.375%, 3/1/08                      2,000,000      2,310,840
Xerox Capital Trust I, 8.00%, 2/1/27                    1,500,000      1,499,842

          Total Corporate Obligations (Cost $58,129,287)              58,197,313


Repurchase Agreements - 2.1%
State Street Bank: 5.25%, dated 6/30/97, due 7/1/97
     (Collateral: $4,154,909, FHLMC, 6.25%, 11/12/99
                                                        4,000,000      4,000,000

         Total Repurchase Agreements (Cost $4,000,000)                 4,000,000


Municipal Obligations - 2.0%
Maryland State Economic Development Corp.,
8.00%, 10/1/05                                          1,000,000      1,006,030
Maryland State Economic Development Corp.,
 8.625%, 10/1/19                                          750,000        775,335
New Jersey Economic Development Authority,
 7.425%, 2/15/29                                        1,500,000      1,495,275
Texas State, College Student Loan, 7.35%, 12/1/21         600,000        573,810

          Total Municipal Obligations (Cost $3,846,540)                3,850,450


U.S. Treasury - 1.0%
U.S. Treasury Notes, 6.625%, 5/15/07                    2,000,000      2,017,220

          Total U.S. Treasury (Cost $2,033,655)                        2,017,220


U.S. Government and                                     Principal
Instrumentalities - 0.4%                                Amount             Value
WNH Ltd. Partnership, 9.40%, 10/1/99                     $705,000       $738,255

          Total U.S. Government Agencies and
                 Instrumentalities (Cost $725,588)                       738,255


Other Debt - 0.3%
Chickasaw Nation, Oklahoma, 10.00%, 8/1/03 #
                                                        1,000,000        600,000

     Total Other Debt (Cost $1,000,000)                                  600,000

      TOTAL INVESTMENTS  (Cost $156,189,413) - 95.6%                 182,524,752
      Other assets and liabilities, net - 4.4%                         8,327,842
      Net Assets - 100%                                             $190,852,594

+ Optional tender features give these securities a shorter effective maturity date.
* Non-income producing.
# this security is in default.
Explanation of Guarantees:
    LOC:  Letter of credit
Abbreviations:
    VDRN: Variable Rate Demand Notes

                              BALANCED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

Assets
Investments in securities, at value                                 $182,524,752
Cash                                                                     382,866
Receivable for securities sold                                        10,086,241
Interest and dividends receivable                                        971,063
Other assets                                                              18,905
          Total assets                                               193,983,827

Liabilities
Payable for securities purchased                                       2,999,690
Payable to Calvert Asset Management Company, Inc.                        109,631
Payable to Calvert Shareholder Services, Inc.                              4,642
Accrued expenses and other liabilities                                    17,270
          Total liabilities                                            3,131,233
                  Net assets                                        $190,852,594

Net Assets Consist of:
Par value and paid-in capital applicable to 97,358,335
 shares of common stock outstanding; $1 par value,
 300,000,000 shares authorized                                      $156,634,851
Undistributed net investment income (loss)                             2,847,502
Accumulated net realized gains (losses)
on investments and foreign currencies                                  5,034,902
Net unrealized appreciation (depreciation)
on investments and assets and liabilities
         in foreign currencies                                        26,335,339
                  Net Assets                                        $190,852,594

                  Net Asset Value per Share                               $1.960

See notes to financial statements.

                              BALANCED PORTFOLIO
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997

Net Investment Income
Investment Income
          Interest income                                            $2,588,726
          Dividend income (net of foreign taxes of $1,481)              508,689
                   Total investment income                            3,097,415

Expenses
          Investment advisory fee                                       581,598
          Transfer agency fees and expenses                              13,322
          Directors' fees and expenses                                    7,457
          Custodian fees                                                 27,851
          Reports to shareholders                                         6,252
          Professional fees                                              16,055
          Miscellaneous                                                   5,422
                   Total expenses                                       657,957
                   Fees paid indirectly                                 (27,851)
                           Net expenses                                 630,106
                                     Net Investment Income            2,467,309

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain (loss) on:
          Securities                                                  3,649,177
          Foreign currencies                                                 60
                                                                      3,649,237
Change in unrealized appreciation or depreciation on:
          Securities                                                 11,723,422
          Assets and liabilities in foreign currencies
                                                                            - -
                                                                     11,723,422

                   Net Realized and Unrealized Gain (Loss)
                   on Investments                                    15,372,659

                   Increase (Decrease) in Net Assets
                   Resulting From Operations                        $17,839,968

See notes to financial statements.

                              BALANCED PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Six Months Ended                 Year Ended
                                                                        June 30,                    December 31,
                                                                          1997                          1996
Increase (Decrease) in Net Assets
Operations
  Net investment income                                                 $  2,467,309               $  3,649,653
  Net realized gain (loss)                                                 3,649,237                  9,057,850
  Change in unrealized appreciation or depreciation                       11,723,422                  3,628,677

                  Increase (Decrease) in Net Assets
                  Resulting From Operations                               17,839,968                 16,336,180

Distributions to shareholders from
         Net investment income                                                     -                 (3,502,338)
         Net realized gain on investments                                          -                 (8,620,000)
                  Total distributions                                              -                (12,122,338)

Capital share transactions
         Shares sold                                                      17,926,798                 38,725,037
         Shares issued from merger (Note A)                                        -                  3,670,827
         Reinvestment of distributions                                             -                 12,122,338
         Shares redeemed                                                  (6,387,166)                (7,496,263)
                  Total capital share transactions                        11,539,632                 47,021,939

Total Increase (Decrease)
in Net Assets                                                             29,379,600                 51,235,781

Net Assets
Beginning of period                                                      161,472,994                110,237,213
End of period (including undistributed
net investment income of $2,847,502 and
$380,193, respectively)                                                 $190,852,594               $161,472,994

Capital Share Activity
Shares sold                                                                9,820,971                 21,664,978
Shares issued from merger (Note A)                                                 -                  2,061,104
Reinvestment of distributions                                                      -                  6,833,336
Shares redeemed                                                           (3,508,117)                (4,241,957)
        Total capital share activity                                       6,312,854                 26,317,461

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

Note A-Significant Accounting Policies

General: The Balanced Portfolio (the "Portfolio"), a series of Acacia Capital Corporation's Calvert Responsibly Invested (CRI) Portfolios, is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operations of each series are accounted for separately. The shares of the Portfolio are sold to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

On February 23, 1996, the net assets of CRI Bond Portfolio were merged into the Portfolio. The acquisition was accomplished by a tax free exchange of 2,061,104 shares of the Portfolio (valued at $3,670,827) for the 230,738 shares of CRIBond Portfolio outstanding at February 23, 1996. CRIBond Portfolio's net assets at that date, including $1,419 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of the Portfolio and CRIBond Portfolio immediately before the acquisition were $121,161,865 and $3,670,445, respectively.

Security Valuation: Securities listed or traded on a national securities exchange are valued at the last reported sale price. Foreign security prices, furnished by quotation services in the security's local currency, are translated using the current U.S. dollar exchange rate. Unlisted securities and listed securities for which the last sale price is not available are valued at the most recent bid price or based on a yield equivalent obtained from the securities' market maker. Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Portfolio may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Foreign Currency Transactions: The Portfolio's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U. S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles, accordingly, periodic reclassifications are made within the Portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Portfolio has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.

Note B-Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Directors of the Portfolio. For its services, the Advisor receives a monthly fee based on an annual rate of .70% of the Portfolio's average daily net assets. Effective July, 1996, the Portfolio began paying a monthly performance fee of plus or minus up to .15%, on an annual basis, of average daily net assets of the performance period depending on the Portfolio's performance compared to the Lipper Balanced Funds Index.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Portfolio.

Each Director who is not affiliated with the Advisor received a fee of $750 for each Board meeting attended plus an annual fee of $3,000 for Directors not serving on other Calvert Fund Boards. Director's fees are allocated to each of the portfolios served.

Note C-Investment Activity

During the period, purchases and sales of investments, other than short-term securities, were $327,850,850 and $280,812,538, respectively. U.S. government security purchases were $596,160,485 and sales were $633,654,124.

The cost of investments owned at June 30, 1997 was substantially the same for federal income tax purposes and financial reporting purposes. Net unrealized appreciation aggregated $26,335,339, of which $27,640,020 related to appreciated securities and $1,304,681 related to depreciated securities.

As a cash management practice, the Portfolio may sell or purchase short-term variable rate notes from other Portfolios managed by the Advisor. All transactions are executed at independently derived prices.

                              BALANCED PORTFOLIO
                             FINANCIAL HIGHLIGHTS


                                                              PERIODS ENDED
                                                   June 30,    December 31,     December 31,
                                                   1997        1996             1995

Net asset value, beginning                         $  1.774       $  1.703          $  1.440
Income from investment operations
   Net investment income                               .025           .040              .050
   Net realized and unrealized gain (loss)             .161           .175              .380
         Total from investment operati                 .186           .215              .430
Distributions from
         Net investment income                            -          (.042)            (.040)
         Net realized gains                               -          (.102)            (.127)
                  Total distributions                     -          (.144)            (.167)
Total increase (decrease) in net asset value           .186           .071              .263
Net asset value, ending                            $  1.960       $  1.774          $  1.703

Total return                                          10.48%         12.62%            29.87%
Ratios to average net assets:
         Net investment income                         2.89%(a)       2.71%             3.08%
         Total expenses +                               .77%(a)        .81%              .83%
         Net expenses                                   .74%(a)        .78%              .81%
Portfolio turnover                                      590%            99%              163%
Average commission rate paid                       $  .0500       $  .0481                 -
Net assets, ending (in thousands)                  $190,853       $161,473          $110,237
Number of shares outstanding,
         ending (in thousands)                       97,358         91,045            64,728



                                                     YEARS ENDED DECEMBER 31,
                                                     1994       1993     1992

Net asset value, beginning                         $ 1.537     $1.465   $1.403
Income from investment operations
       Net investment income                          .046       .045     .044
       Net realized and unrealized gain (loss)       (.097)      .072     .062
              Total from investment operations       (.051)      .117     .106
Distributions from
         Net investment income                       (.046)     (.045)   (.044)
         Net realized gains                              -          -        -
                  Total distributions                (.046)     (.045)   (.044)
Total increase (decrease) in net asset value         (.097)      .072     .062
Net asset value, ending                            $ 1.440     $1.537   $1.465

Total return                                         (3.30%)     8.00%    7.61%
Ratios to average net assets:
         Net investment income                        3.39%      3.69%    4.05%
         Total expenses +                                -          -        -
         Net expenses                                  .80%       .81%     .85%
Portfolio turnover                                      43%        14%      15%
Net assets, ending (in thousands)                  $66,593     $54,000 $28,471
Number of shares outstanding,
         ending (in thousands)                      46,244      35,142  19,433

(a) Annualized
+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly;
such reductions are included in the ratio of net expenses.

Acacia Capital Corporation
Calvert Responsibly Invested
Balanced Portfolio

Prospectus dated April 30, 1997

Date of Supplement: July 18, 1997



Effective July 18, 1997, Wendell Mackey is no longer the portfolio manager for the equity portion of the Balanced Portfolio. Please replace the paragraph regarding Mr. Mackey under the section The Fund and Its Management with the following:

The equity portion of the Balanced Portfolio, which is managed by the subadvisor, NCM Capital Management Group Inc., will be managed by a committee of the subadvisor, headed by its president, Maceo Sloan.

Dreyfus
Socially Responsible Growth Fund, Inc.
Semi-Annual
Report

June 30, 1997

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

  We are pleased to provide you with this semi-annual report for The Dreyfus Socially Responsible Growth Fund, Inc. for the six-month reporting period ended June 30, 1997. Over this period, your Fund produced a total return of 16.33%,* which compares with a total return of 20.60% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500).**

ECONOMIC REVIEW

  Will they or won't they? This year's cliffhanger, repeated each time the Federal Reserve Board (the Fed) Open Market Committee meets, reflects differing views on the need for monetary tightening between (1) those who point to a fundamentally strong economy operating with little slack, and (2) those who point to the absence of rising inflation. At issue is the business cycle, now in its seventh year of expansion, which on one view may be vulnerable to renewed inflation. The alternative theory is that the business and inflation cycles have been eliminated by global capacity and the technology era. The benign economic environment has kept market interest rates within their range of the past 18 months, swaying with the fluctuations of short-term economic evidence.

  When the Fed tightened the Federal Funds rate 25 basis points in March, it was primarily because real Gross Domestic Product (GDP) in the first calendar quarter of 1997 was growing at a 5.8% annualized pace on the heels of 3.8% growth in the fourth quarter of 1996. However, by the Fed's May meeting, economic evidence indicated a slowing economy in March and April, allowing the Fed to stand pat. Furthermore, the Fed took no action at its July meeting. Could this be the long awaited slowdown? Evidence for the second quarter continues to portray a slower economy, although the pace of manufacturing activity seems to be quickening again.

  Faster economic growth since last fall has been accompanied by slower price inflation. Domestically, a stronger dollar this year is keeping down prices of many import-competing products. Additionally though, rising hourly wages are not yet translating into significant wage inflation. Rather, they are frequently ascribed to well-earned productivity rewards, while employee benefit costs continue to be contained.

  The risk for corporate profits is probably more clear-cut. The combination of weak pricing power and a tightening labor market would likely hurt profits in a sustained economic slowdown. Through the second quarter, however, profits continued to surprise on the upside, and we currently expect overall profits to post modest gains in 1997.

MARKET OVERVIEW

  Over the past 12 months the market has changed personalities several times as investors have been keeping one eye on the economy and the Fed, and the other on valuation and earnings of stocks. While pundits were alleging that the market had crossed over the irrational level in its valuation of large-cap stocks, economists were slugging it out over "slow to moderate growth" versus "reacceleration" of economic growth. Confusion resulted, and that, combined with fears of a vigilant Fed, led to a sharp correction last July, when the various averages plunged anywhere from 6% on the S&P 500 to 10% on the Nasdaq. Since then the market has been on a sometimes turbulent but persistent uptrend, with a group of big-cap stocks leading the way. Alan Greenspan's implied threat of raising rates to counter what he calls "irrational exuberance" has not deterred the strong engine of money flow that continues to fuel the market. With economic growth healthy but moderate, inflation all but absent from the economy, and earnings growth weighing in at respectable levels for this time in the cycle, most naysayers are capitulating and trying to look back in history to figure out when the market has been so strong for so long.

  Nineteen ninety-seven got off to a good start as the market was fueled by typical annual asset allocation shifts by investors, payment of 1996 bonuses, and households continuing to invest for the future. Portfolio managers looked to 1996 laggards and stocks with cheap relative valuations, which were primarily in the cyclical area. Early in 1997, the economy was beginning to show prospective signs of strength. This resulted in the market focusing on economically sensitive stocks, realizing that perhaps these companies' chances for profit had been declared dead too soon. Consumer growth companies also continued their reign as the market decided that large, liquid, stable, growing companies were still the best hedge against an uncertain economy. But what really influenced the market in the face of Mr. Greenspan's "irrational exuberance" comment was the fact that the economy (along with the financial markets) was showing some unnerving signs of strength. Housing data, labor market tightening, stronger business spending than expected, retail sales, and increasing consumer confidence levels due to low unemployment and strong financial market performance all led to the Fed increasing interest rates in March as a precautionary measure. This brought about a market setback in late March and early April which proved short-lived.

  Since then the market has come to realize that the corporate profit picture, albeit in a slower growth mode, is still intact. And the economy, at least for now, does not appear to be in any imminent danger of inflation. June marked the sixth straight month of wholesale price index (PPI) decreases while retail sales turned up after declining for three months.

PORTFOLIO FOCUS

  The Fund's strongest return contributions came from the financial services, consumer staples and technology sectors. We continue to favor these areas on the secular themes of savings and investment, globalization and productivity. The Fund's performance during the period benefited from its holdings in Allstate, AFLAC, SunAmerica, Colgate-Palmolive, Gillette, Coca-Cola, Microsoft, BMC Software, and US Robotics. Each of these companies not only outperformed the market, but also outperformed their corresponding sectors. Each delivered robust earnings gains during the past 12 months and convinced Wall Street that the future was indeed bright for these companies.

  After a dismal performance in the first quarter of 1997, technology regained investors' attention and performed well during the second quarter of 1997. We currently intend to take profits in this area on strength but will remain slightly overweighted, as we continue to like the long-term picture for technology. Consumer staple stocks continue to attract interest because of the stability of their earnings, although many, we believe, are reaching full valuation. The financial stocks benefited from a rebound in the bond market as investors correctly concluded that the Fed will leave rates unchanged as it did at its July meeting. We currently remain overweighted in this group as we believe that company-specific fundamentals remain intact and also that the long-term direction of interest rates is lower.

  The transportation and industrial sectors performed well during the period. However, our underweighting in these two sectors hurt performance. The portfolio was also hurt by the poor performance of stocks in the consumer cyclical sector, including OfficeMax and Viking Office Products.

SOCIAL GOALS

  Social screening is part of the Fund's fundamental investment objective, and Fund management is continually involved in ensuring that portfolio holdings exhibit evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America based on the Fund's social criteria. The Fund's strong performance relative to its Lipper peer group reveals, in the opinion of Fund management, that solid social screening and attractive financial returns are not incompatible. For example, we believe that companies with solid environmental policies and practices can exhibit more stable returns over the long run as they benefit from increased efficiencies and avoid potential costly liability settlements. In addition, companies that take their environmental responsibilities seriously realize that by reducing in-house waste and packaging costs, minimizing toxic releases, and increasing the use of recycling, they can generate substantial cost savings, and are able to foster better relations not only with the communities they operate in but with the public at large.

  We have positive news to report on a number of the Fund's core holdings. Sun Microsystems recently received the EPA's "Energy Star Office Equipment Partner of the Year Award" for promoting the importance of energy conservation throughout the company. BankAmerica, one of the Fund's largest holdings for some time, has signed the Coalition for Environmentally Responsible Economies (CERES) principles. On the diversity front, two of the companies currently held in the Fund's portfolio, Avon Products and Allstate, won 1997 Catalyst Awards for initiatives that underscore their commitment to the promotion and advancement of women.

OUTLOOK

  Currently, the outlook for the stock market appears to be positive. Lower interest rates, modest economic growth, no evident threat of inflation, and continued money flows into equity mutual funds bode well for the market. However, somewhat pricey valuations and whispers of potential reaccelerating economic growth temper our enthusiasm in the short term. Yet, the overall fundamentals appear to be strong.

                                                 Sincerely,



  Maceo K. Sloan                                 Eric Steedman
  Portfolio Manager                              Portfolio Manager
  NCM Capital Management Group, Inc.             The Dreyfus Corporation

July 21, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.


The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------------
Statement of Investments                                    June 30, 1997 (Unaudited)


Common Stocks--91.4%                                                                        Shares      Value
--------------------------------------------------------------------------------------      -------  -----------
 Consumer Non-Durables--13.8%  Avon Products..........................................       40,000  $ 2,822,500
                               CPC International......................................       30,000    2,769,375
                               Clorox.................................................       28,500    3,762,000
                               Coca-Cola..............................................       55,400    3,739,500
                               Colgate-Palmolive......................................       65,800    4,293,450
                               Gillette...............................................       48,200    4,566,950
                               Interstate Bakeries....................................       32,600    1,933,587
                               Jones Apparel Group.................................(a)       38,500    1,838,375
                               McCormick & Co.........................................       27,900      704,475
                                                                                                     -----------
                                                                                                      26,430,212
                                                                                                     -----------

      Consumer Services--5.6%  BET Holdings, Cl. A.................................(a)       15,200      497,800
                               CUC International...................................(a)      106,700    2,754,193
                               Disney (Walt)..........................................       49,300    3,956,325
                               Service Corp. International............................      110,200    3,622,825
                                                                                                     -----------
                                                                                                      10,831,143
                                                                                                     -----------

 Electronic Technology--10.9%  Cisco Systems.......................................(a)       65,900    4,423,537
                               EMC.................................................(a)       77,500    3,022,500
                               Intel..................................................       21,300    3,020,606
                               Linear Technology...................................(a)       45,800    2,370,150
                               Seagate Technology..................................(a)       37,200    1,308,975
                               Sun Microsystems....................................(a)       68,200    2,538,318
                               3COM................................................(a)       92,600    4,167,000
                                                                                                     -----------
                                                                                                      20,851,086
                                                                                                     -----------

               Finance--21.8%  AFLAC..................................................       43,200    2,041,200
                               Allstate...............................................       33,000    2,409,000
                               American International Group...........................       22,300    3,331,062
                               BANKBOSTON.............................................       64,700    4,662,443
                               BankAmerica............................................       63,600    4,106,175
                               Chase Manhattan........................................       32,100    3,115,706
                               Citicorp...............................................       37,300    4,496,981
                               Fannie Mae.............................................      128,600    5,610,175
                               Green Tree Financial...................................      107,100    3,815,437
                               PNC Bank...............................................       59,700    2,485,012
                               Summit Bancorp.........................................       39,100    1,959,887
                               SunAmerica.............................................       78,300    3,817,125
                                                                                                     -----------
                                                                                                      41,850,203
                                                                                                     -----------

     Health Technology--14.9%  Amgen...............................................(a)       58,900    3,423,562
                               Boston Scientific...................................(a)       25,000    1,535,937
                               Bristol-Myers Squibb...................................       61,200    4,957,200
                               Guidant................................................       41,900    3,561,500
                               Johnson & Johnson......................................       72,400    4,660,750
                               Medtronic..............................................       63,000    5,103,000
                               Merck & Co.............................................       52,100    5,392,350
                                                                                                     -----------
                                                                                                      28,634,299
                                                                                                     -----------

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
Statement of Investments (continued)                  June 30, 1997 (Unaudited)


Common Stocks (continued)                                                                         Shares           Value
----------------------------------------------------------------------------                    --------       ------------
        Industrial Services--3.3%  Global Marine.........................(a)                      40,000       $    930,000
                                   Schlumberger.............................                      34,600          4,325,000
                                   Seitel................................(a)                      28,800          1,094,400
                                                                                                               ------------
                                                                                                                  6,349,400
                                                                                                               ------------

         Process Industries--3.7%  Avery Dennison...........................                      54,500          2,186,812
                                   Bemis....................................                      83,000          3,589,750
                                   Fort Howard...........................(a)                      24,100          1,220,062
                                                                                                               ------------
                                                                                                                  6,996,624
                                                                                                               ------------
     Producer Manufacturing--2.4%  Dover....................................                      74,500          4,581,750
                                                                                                               ------------

               Retail Trade--4.6%  Consolidated Stores...................(a)                      78,250          2,719,187
                                   OfficeMax.............................(a)                     127,100          1,835,006
                                   Sears, Roebuck & Co......................                      65,700          3,531,375
                                   Viking Office Products................(a)                      39,100            742,900
                                                                                                               ------------
                                                                                                                  8,828,468
                                                                                                               ------------

        Technology Services--7.7%  BMC Software..........................(a)                      84,800          4,695,800
                                   Computer Associates International........                      46,100          2,567,193
                                   Microsoft.............................(a)                      28,800          3,639,600
                                   Oracle................................(a)                      75,200          3,788,210
                                                                                                               ------------
                                                                                                                 14,690,803
                                                                                                               ------------

              Transportation--.9%  Federal Express.......................(a)                      29,900          1,726,725
                                                                                                               ------------
                  Utilities--1.8%  WorldCom..............................(a)                     107,700          3,446,400
                                                                                                               ------------

                                   TOTAL COMMON STOCKS
                                     (cost $142,773,586)....................                                   $175,217,113
                                                                                                               ============

                                                                                              Principal
     Short-Term Investments--8.7%                                                               Amount
----------------------------------------------------------------------------                  ----------

     U.S. Treasury Bills:          4.92%, 7/31/1997.........................                  $  141,000       $    140,412
                                   5.22%, 8/7/1997..........................                   1,664,000          1,655,414
                                   5.24%, 8/14/1997.........................                      50,000             49,691
                                   4.96%, 8/21/1997.........................                   8,726,000          8,663,347
                                   4.90%, 9/4/1997..........................                     334,000            330,937
                                   4.91%, 9/18/1997.........................                   5,881,000          5,815,486
                                                                                              ----------       ------------
                                   TOTAL SHORT-TERM INVESTMENTS
                                     (cost $16,658,501).....................                                   $ 16,655,287
                                                                                                               ============
TOTAL INVESTMENTS (cost $159,432,087).......................................                       100.1%      $191,872,400
                                                                                                   =====       ============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                         (.1%)     $    (98,362)
                                                                                                   =====       ============
NET ASSETS..................................................................                       100.0%      $191,774,038
                                                                                                   =====       ============

Notes to Statement of Investments:
----------------------------------------------------------------------------
(a) Non-income producing.


                      See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                    June 30, 1997 (Unaudited)

                                                                                     Cost           Value
                                                                                 ------------    ------------
ASSETS:               Investments in securities--See Statement of Investments    $159,432,087    $191,872,400
                      Cash...................................................                         198,205
                      Dividends and interest receivable......................                          78,043
                      Prepaid expenses.......................................                          18,410
                                                                                                 ------------
                                                                                                  192,167,058
                                                                                                 ------------

LIABILITIES:          Due to The Dreyfus Corporation and affiliates..........                         118,675
                      Payable for investment securities purchased............                         220,300
                      Accrued expenses.......................................                          54,045
                                                                                                 ------------
                                                                                                      393,020
                                                                                                 ------------

NET ASSETS...................................................................                    $191,774,038
                                                                                                 ============

REPRESENTED BY:       Paid-in capital........................................                    $155,882,895
                      Accumulated undistributed investment income--net.......                         467,860
                      Accumulated net realized gain (loss) on investments....                       2,982,970
                      Accumulated net unrealized appreciation (depreciation)
                        on investments--Note 4...............................                      32,440,313
                                                                                                 ------------

NET ASSETS...................................................................                    $191,774,038
                                                                                                 ============

SHARES OUTSTANDING
(150 million shares of $.001 par value Common Stock authorized)..............                       8,204,554

NET ASSET VALUE, offering and redemption price per share.....................                          $23.37
                                                                                                       ======

           See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
Statement of Operations               Six Months Ended June 30, 1997 (Unaudited)

INVESTMENT INCOME

INCOME:                 Cash dividends...................................  $   680,316
                        Interest..........................,,,,,,,,,,,,,,,      378,811
                                                                           -----------
                             Total Income................................                 $ 1,059,127

EXPENSES:               Investment advisory fee--Note 3(a)...............      571,913
                        Professional fees................................       24,780
                        Registration fees................................       16,072
                        Custodian fees--Note 3(b)........................        7,853
                        Directors' fees and expenses--Note 3(c)..........        5,342
                        Loan commitment fees--Note 2.....................          781
                        Shareholders' reports............................          721
                        Miscellaneous....................................        6,237
                                                                           -----------
                              Total Expenses.............................                     633,699
                                                                                          -----------
INVESTMENT INCOME--NET...................................................                     425,428

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                        Net realized gain (loss) on investments..........  $ 2,760,156
                        Net unrealized appreciation (depreciation)
                          on investments.................................   20,996,913
                                                                           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                  23,757,069
                                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                 $24,182,497
                                                                                          ===========

                      See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                   Six Months Ended
                                                                                     June 30, 1997         Year Ended
                                                                                      (Unaudited)       December 31, 1996
                                                                                   -----------------    -----------------
OPERATIONS:
  Investment income--net.........................................................     $    425,428        $    292,261
  Net realized gain (loss) on investments........................................        2,760,156           4,325,349
  Net unrealized appreciation (depreciation) on investments......................       20,996,913           7,720,782
                                                                                      ------------        ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations...............       24,182,497          12,338,392
                                                                                      ------------        ------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net.........................................................               --            (251,529)
  Net realized gain on investments...............................................               --          (4,505,355)
                                                                                      ------------        ------------
   Total Dividends...............................................................               --          (4,756,884)
                                                                                      ------------        ------------
CAPITAL STOCK TRANSACTIONS:
 Net proceeds from shares sold...................................................      100,505,494         136,594,495
  Dividends reinvested...........................................................               --           4,756,884
  Cost of shares redeemed........................................................      (47,483,946)        (66,020,126)
                                                                                      ------------        ------------
   Increase (Decrease) in Net Assets from Capital Stock Transactions.............       53,021,548          75,331,253
                                                                                      ------------        ------------
    Total Increase (Decrease) in Net Assets......................................       77,204,045          82,912,761

NET ASSETS:
  Beginning of Period............................................................      114,569,993          31,657,232
                                                                                      ------------        ------------
  End of Period..................................................................     $191,774,038        $114,569,993
                                                                                      ============        ============
Undistributed investment income--net.............................................     $    467,860        $     42,432
                                                                                      ------------        ------------

                                                                                          Shares             Shares
                                                                                      ------------        ------------

CAPITAL SHARE TRANSACTIONS:
  Shares sold....................................................................        4,688,984           7,039,912
  Shares issued for dividends reinvested.........................................               --             233,664
  Shares redeemed................................................................       (2,188,621)         (3,398,612)
                                                                                      ------------        ------------
   Net Increase (Decrease) in Shares Outstanding.................................        2,500,363           3,874,964
                                                                                      ============        ============


                      See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
Financial Highlights

  Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                   Six Months Ended           Year Ended December 31,
                                                                     June 30, 1997    --------------------------------------
PER SHARE DATA:                                                      (Unaudited)       1996       1995      1994     1993(1)
                                                                   ----------------   --------   -------   -------   -------
 Net asset value, beginning of period..........................        $  20.09       $  17.31   $ 13.23   $ 13.38   $12.50
                                                                       --------       --------   -------   -------   ------
 Investment Operations:
 Investment income--net........................................             .05            .05       .08       .35      .04
 Net realized and unrealized gain (loss)
  on investments...............................................            3.23           3.63      4.49      (.15)     .88
                                                                       --------       --------   -------   -------   ------
 Total from Investment Operations..............................            3.28           3.68      4.57       .20      .92
                                                                       --------       --------   -------   -------   ------
 Distributions:
 Dividends from investment income--net.........................              --           (.05)     (.08)     (.35)    (.04)
 Dividends from net realized gain
  on investments...............................................              --           (.85)     (.41)       --       --
                                                                       --------       --------   -------   -------   ------
 Total Distributions...........................................              --           (.90)     (.49)     (.35)    (.04)
                                                                       --------       --------   -------   -------   ------
 Net asset value, end of period................................        $  23.37       $  20.09   $ 17.31   $ 13.23   $13.38
                                                                       ========       ========   =======   =======   ======
TOTAL INVESTMENT RETURN........................................           16.33%         21.23%    34.56%     1.49%    7.35%(2)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to average net assets                          .41%(2)        .95%     1.27%      .25%     .06%(2)
 Ratio of interest expense to average net assets                             --            .01%       --        --       --
 Ratio of net investment income to
  average net assets...........................................             .28%(2)        .42%      .70%     4.58%     .64%(2)
 Decrease reflected in above expense ratios
  due to undertakings by Dreyfus and
  sub-investment adviser.......................................              --            .03%      .06%     2.60%    6.19%(2)
 Portfolio Turnover Rate.......................................           18.91%(2)     126.41%    88.52%   373.68%      --
 Average commission rate paid (3)..............................        $  .0587       $  .0578        --        --       --
 Net Assets, end of period (000's Omitted).....................        $191,774       $114,570   $31,657   $10,406   $1,372

------------------------------
(1) From October 7, 1993 (commencement of operations) to December 31, 1993.
(2) Not annualized.
(3) For fiscal years beginning January 1, 1996, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                      See notes to financial statements.

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

  Dreyfus Socially Responsible Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide capital growth through equity investments in companies that not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). NCM Capital Management Group, Inc. ("NCM") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold without a sales charge.

  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

  (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

  (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of sufficient to relieve it from substantially all Federal income and excise taxes.


NOTE 2--Bank Line of Credit:

The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended June 30, 1997, the Fund did not borrow under the Facility.

The Dreyfus Socially Responsible Growth Fund, Inc.
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

     (a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

     Pursuant to a Sub-Investment Advisory Agreement with NCM, the sub-investment advisory fees are payable monthly by Dreyfus, and are based upon the value of the Fund's average daily net assets, computed at the following annual rates:

          Average Net Assets
          ------------------
          0 to $32 million..........................................  .10 of 1%

          In excess of $32 million to $150 million..................  .15 of 1%

          In excess of $150 million to $300 million.................  .20 of 1%

          In excess of $300 million.................................  .25 of 1%

     (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts. During the period ended June 30, 1997, the Fund was charged an aggregate of $5,774 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended June 30, 1997, $7,853 was charged by Mellon pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 1997, amounted to $71,350,843 and $25,931,923, respectively.

     At June 30, 1997, accumulated net unrealized appreciation on investments was 32,440,313, consisting of $32,944,882 gross unrealized appreciation and $504,569 gross unrealized depreciation.

     At June 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Dreyfus Socially Responsible
Growth Fund, Inc.
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
NCM Capital Management Group, Inc.
103 West Main Street
Durham, NC 27705

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      111SA976